UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2026

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

OFFICER APPOINTMENTS
On April 22, 2026, the Board of Directors (the “Board”) of SLM Corporation (the “Company”) appointed Peter M. Graham, the Company’s current Executive Vice President and Chief Financial Officer, and Kerri A. Palmer, the Company’s current Executive Vice President and Chief Operational Officer, as Co-Presidents of the Company, effective immediately. In connection with such appointments, their Company titles will be as follows:
•Peter M. Graham – Co-President and Chief Financial Officer
•Kerri A. Palmer – Co-President and Head of Financial Services
Biographical and compensation information regarding Mr. Graham and Ms. Palmer is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (“SEC”) on April 27, 2026, and is incorporated by reference herein.
There are no arrangements or understandings between the Company and either Mr. Graham or Ms. Palmer pursuant to which either was appointed Co-President, nor are there any changes to or additional material plans, contracts, or arrangements with either Mr. Graham or Ms. Palmer in connection with such appointments. Neither Mr. Graham nor Ms. Palmer has any family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company. In addition, Mr. Graham and Ms. Palmer have no direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
On April 27, 2026, the Company issued a press release announcing the Board’s appointments of Mr. Graham and Ms. Palmer as Co-Presidents of the Company. A copy of the press release is being furnished herewith as Exhibit 99.1.
The press release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, Exhibit 99.1 shall not be deemed incorporated by reference into any of the Company’s registration statements, reports, or other filings with the SEC, except as expressly set forth by specific reference in such registration statement, report, or other filing.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit Number	Description

99.1*	Press Release, dated April 27, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Furnished herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: April 27, 2026	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh
Executive Vice President and Chief Legal, Government Affairs, and Communications Officer